                                                                    EXHIBIT 23.3

                            CONSENT OF LEGAL COUNSEL

     I hereby consent to the reference to me under the caption "Legal Matters" in the Prospectus constituting part of this Post-Effective Amendment No. 1 on Form S-3 to the Registration Statement on Form S-1 (Registration No. 333-39260) and to the incorporation by reference in this Post-Effective Amendment No. 1 of my opinion filed as Exhibit 5 to the Registration Statement on Form S-1.


/s/ Jeffrey Riddell

Moscow, Russia
April 26, 2001